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                                                                    EXHIBIT 10.9

                         PROPERTY SUB-LEASING AGREEMENT

                                 BY AND BETWEEN

                 CHINA NETWORK COMMUNICATIONS GROUP CORPORATION

                                       AND

                      CHINA NETCOM (GROUP) COMPANY LIMITED

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                         PROPERTY SUB-LEASING AGREEMENT

      This Agreement is made and entered into on [-], 2004 in Beijing, People's Republic of China ( "PRC") by and among the following two parties:

      China Network Communications Group Corporation (Party A)

      Address: Building C, No. 156, Fuxingmennei Avenue, Xicheng District,
               Beijing, China

      Legal representative: Zhang Chun Jiang

      China Netcom (Group) Company Limited (Party B)

      Address: Block C, No. 156, Fuxingmennei Avenue, Xicheng District, Beijing,
               China

      Legal representative: Zhang Chun Jiang

WHEREAS,

1. Party A (including subordinate subsidiaries and other branches, the same as below), pursuant to the lease contract or agreement (hereafter referred to as "the said lease contract") entered into with related Property Lessor and the approval from relevant government departments, occupies the relevant property for its business operation according to law.

2. Party A hereby is willing to sublease the properties leased by Party A and its subordinate subsidiaries and other branches under the said lease contract or properties occupied according to the approval of relevant government departments to Party B (including subordinate subsidiaries or other branches, the same as below) for use to satisfy Party B's needs (the properties subleased to Party B accordingly are collectively called "the said property"), and Party B shall enjoy and assume all relevant rights and obligations under the said lease contract and those formerly undertook by Party A relating to its effective occupancy of the property pursuant to the approval of relevant government departments.

      Pursuant to relevant provisions of The Contract Law of the PRC, as well as related laws and regulations, and in order to define the rights and obligations of Party A and Party B, this Agreement has been entered into by Party A and Party B through cooperative negotiations as follows:

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                         ARTICLE ONE SUB-LEASING OBJECT

      Party A agrees to sublease to Party B the said property occupied by Party A, its subordinate subsidiaries and other branches; Party B agrees to rent the said property according to the stipulations in this Agreement and the said lease contract (or approval of relevant government departments), and enjoys and undertakes relevant rights and obligations. The scope of the subleased property shall be defined in the appendix to this Agreement. Both parties can renew the scope of the property specified in the appendix to this Agreement once annually based on the actual situation.

                          ARTICLE TWO SUB-LEASEING TERM

      Under the condition that the lease term of the said property under the said lease contract does not exceed the agreed period of validity in Article Eight of this Agreement, the sublease term of the said property shall be in accordance with the lease term agreed in the respective said lease contracts (including renewal contract signed in accordance with law); The period of use of the properties taken up effectively with approval from relevant government departments shall be determined according to the period of use approved by the government departments, except for that otherwise agreed upon between the property's original Lessor and Party A and Party B in accordance with the law. If the lease term of the said property under the said lease contract is shorter than the Agreement's validity term, Party A shall make every effort to satisfy Party B's needs by extending the lease contract with the original Lessor.

                   ARTICLE THREE RENTAL AND METHOD OF PAYMENT

      Both Party A and Party B agree that the rentals and other fees (including but not limited to property management fee, etc.) and the payment method for such fees, should be determined according to the said lease contract or in accordance with the amount and/or method of payment of Party A, its subordinate subsidiaries and other branches approved by relevant government departments, Party A shall not collect any additional fees.

         ARTICLE FOUR THE REPRESENTATIONS AND WARRANTIES OF BOTH PARTIES

1.    Party A hereby represents and warrants to Party B as follows:

      1) Party A is the only legal user of the said property, who has the legal right to use the said property according to the said lease contract or approval of relevant government departments and to sublease the said property to Party B;

      2) Party A warrants that rentals, property management fees and other fees paid for the lease of the said property are fixed by fair negotiation with the Lessor, and at the same time Party A warrants that the sublease of the said property to Party B is not aimed at profit-making;

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      3)    Party A warrants that all taxes incurred by the sublease of the said property, management fees and other fees imposed by state and local governments on the said property shall be borne by Party A;

      4) Party A warrants that any loss incurred through flaw in the ownership or right-to-use of the said property (including but not limited to not having obtained sublease consent from the Lessor) by Party B shall be fully compensated by Party A.

      5) Party A warrants that accounting records of Party A and its connected parties in respect of connected transactions shall be provided to the auditor of Party B

2.    Party B represents and warrants to Party A as follows:

      1) Party B shall enjoy and undertake the Lessee's rights and obligations according to the stipulations in this Agreement and the said lease contract (or approval of relevant government departments);

      2) The lease of the said property by Party B is for the operation of Party B's business (such as offices, business networks, storage for parts and network equipments, etc.), Party B warrants not to sublease or sublend the said property to any third party.

3. It is agreed that both parties will take further actions to ensure the realization of the principles and provisions in this Agreement. It is further agreed that both parties will ensure that, Party B, being a subsidiary of a company to be listed or listed, China Netcom Group (Hong
      Kong) Limited, shall comply with the Listing Rules of the Hong Kong Stock Exchange for connected transactions.

                           ARTICLE FIVE FORCE MAJEURE

      If any unforeseeable Force Majeure incident whose occurrence and impact cannot be prevented or avoided has affected or has led to the fail in performing this Agreement in accordance with the agreed terms, the affected Party shall immediately inform the other Party by written notice within fifteen (15) days after the said incident, and provide the other Party details of the incident and effective certification documents explaining why all or part of the related obligations under this Agreement and the relevant appendixes can not be performed, or need to performed in a prolonged time frame. Such certification documents shall be issued by the notary organization located in the region where the incident has occurred. Based on the extent of the influence of such incidents on the performance of such affected obligations, the parties shall negotiate to decide whether or not to terminate, postpone or partially exempt the performance of such obligations.

                       ARTICLE SIX BREACH OF THE CONTRACT

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      Failure in performing its appointed obligations under this Agreement or violation of its relevantrepresentations, warranties by any party shall be deemed to be in violation of the contract, the delinquent Party should correct this noncompliance within five (5) days upon the other party receiving a detailed notice of such violation. If after five (5) days, such violation of Agreement has not been corrected, the delinquent Party should compensate the other Party for all direct and foreseeable losses caused by such breach of contract.

              ARTICLE SEVEN GOVERNING LAWS AND DISPUTES RESOLUTION

1. The execution, power, interpretation, implementation and disputes resolution of this Agreement are subject to the protection and jurisdiction of the law of the People's Republic of China.

2. Both parties shall seek to settle matters of dispute arising from the implementation of this agreement or in connection with this agreement by cooperative negotiation. If the matters of disputes cannot be settled by negotiation, either party has the right to resort to litigation at the people's court which has the jurisdiction over the matter.

               ARTICLE EIGHT EFFECTIVENESS OF AGREEMENT AND OTHERS

1. This Agreement shall come into effect once signed by the legal representatives or authorized representatives of both Parties and affixed with their official seals. This Agreement shall be effective till June 30, 2007. If Party B wishes to renew this Agreement and notifies Party A with 3 month's notice, this Agreement shall be renewed automatically for another 3 years on the same terms. There is no limits on the number of renewal.

2. The supplementary agreements, side agreements, and documents drawn according to the principles of this Agreement are parts of this Agreement. Both parties agree that any changes, revisions or amendments to this Agreement shall come into effect by written agreements entered into by both parties and shall become indivisible parts of this Agreement.

3. The Agreement is made in Chinese. It is made into four (4) originals. Each Party holds two (2) copies, and each original shall have the same legal binding effect.

      IN WITNESS WHEREOF the Legal representatives or the authorized representatives of both parties hereto have executed the Agreement as of the date and venue first written above.

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Signature page:

China Network Communications Group Corporation ( seal)

By: ___________
Legal Representative or Authorized Representative

China Netcom (Group) Company Limited ( seal)

By: ___________
Legal Representative or Authorized Representative

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APPENDIX: LIST OF SUBLEASED PROPERTIES

          NAME OF THE                 FULL     AREA   RENTALS
NO.        PROPERTY       USAGE     ADDRESS   LEASED  (TOTAL)  NOTE
---        --------       -----     -------   ------  -------  ----
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

* The above list can be classified according to the Lessor's situation (such as mobile, paging, postal service, industry, third party etc.);

* The note column can be filled in according to the actual conditions: whether there is a signed Leasing Agreement or other specially agreed terms.

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